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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 2, 2006

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                                   CDOOR CORP.
         (Exact name of issuer of securities held pursuant to the plan)

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                        Commission File Number 333-128399

             Delaware                                           20-1945139
   (State or other jurisdiction                              (I.R.S. Employer
         of incorporation)                                  Identification No.)

                             20A Rehov Sharei Torah
                       Bayit Vegan, Jerusalem Israel 96387
          (Address of principal executive offices, including Zip Code)

   Registrant's telephone number, including area code: (011)(972) (2) 6432875

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement

On October 16, 2006, Mr. Lavi Krasney, our Chief Executive Officer, agreed to sell all of his shares in the Company, 1,000,000 shares of our issued and outstanding common stock, to Mr. Ka Yu pursuant to a Stock Purchase Agreement.

On October 16, 2006, Mr. Asher Zwebner, our Chief Financial Officer, agreed to sell all of his shares in the Company, 1,000,000 shares of our issued and outstanding common stock, to Mr. Ka Yu pursuant to a Stock Purchase Agreement.

The closing of the foregoing stock purchase transactions took place on November 2, 2006 and as of such date Mr. Ka Yu is the owner of 2,000,000 shares of the common stock of the Company, representing approximately 66% of the issued and outstanding capital stock of the Company.

The foregoing descriptions of the stock purchase transactions do not purport to be complete and are qualified in their entirety by reference to the Stock Purchase Agreements, which are incorporated herein by reference.

Item 5.01. Changes in Control of Registrant

      (b) The information set forth in Item 1.01 above is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

In accordance with the Stock Purchase Agreements, on October 30, 2006 Mr. Lavi Krasney and Mr. Asher Zwebner resigned as officers of the Company. Their resignations were accepted by the Board of Directors of the Company on October 31, 2006.

On October 31, 2006, the Board of Directors of the Company appointed Mr. Ka Yu as a director as well as the President, CEO, CFO, Secretary and Treasurer of the Company. Mr. Yu is currently 36 years old and is the CEO of Far East Union Investment Ltd., a privately owned consulting firm based in Hong Kong that specializes in providing cross-border business solutions, consulting and corporate finance on customer projects. He has served in that capacity since 2001. From 1996 to 2001, Mr. Yu was the managing director of Powerlot (Pacific) Ltd., a privately owned company, during which time he initiated, organized and supervised the business of the company with over 500 staff members. Powerlot is engaged in the business of garment manufacturing, logistics, telecommunications, and national trade with annual revenues exceeding $50 million USD in 2001. Mr. Yu graduated from Shanghai Teacher's University in Shanghai in 1991 with a Bachelors of Science degree.

Mr. Ka Yu is not an officer or director of any other reporting issuer.

In addition, on October 31, 2006, Mr. Lavi Krasney and Mr. Asher Zwebner resigned as directors of the Company leaving Mr. Ka Yu as the only director of the Company at this time.

Item 9.01. Financial Statements and Exhibits.

      (d) Exhibits

Exhibit No.                Description of Exhibit
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10.1             Stock Purchase Agreement, dated as of October 16, 2006, by and between Mr. Lavi Krasney and Mr. Ka Yu.*

10.2 Stock Purchase Agreement, dated as of October 16, 2006, by and between Mr. Asher Zwebner and Mr. Ka Yu.*

* Previously filed on Form 8-K on October 18, 2006 and incorporated herein by reference

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 CDOOR CORP.

                                                 By:     /s/ Ka Yu
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                                                 Name:   Ka Yu
                                                 Title:  Chief Executive Officer


Date: November 3, 2006